Exhibit 10.1
GOOGLE SERVICES AGREEMENT
COMPANY INFORMATION
COMPANY: LOCAL.COM CORPORATION

	Business Contact:	Legal Contact:	Technical Contact:
Name:	Rick Szatkowski	Scott Reinke	Michael Plonski
Title:	SVP & GM, Network Properties	General Counsel	Chief Technology Officer
Address, City, State, Postal Code:	7555 Irvine Center Drive, Irvine, CA 92618	7555 Irvine Center Drive, Irvine, CA 92618	7555 Irvine Center Drive, Irvine, CA 92618
Phone:	949.341.5328	949.789.5302	949.789.5209
Fax:	949.784.0880	949.784.0880	949.341.5396
Email:	rszatkowski@local.com	sreinke@local.com	mplonski@local.com
TERM
TERM: Starting on August 1, 2011 (“Effective Date”) and continuing through July 31, 2013 (inclusive)

AFS Revenue Share
☑ ADSENSE FOR SEARCH (“AFS”)	Percentage	***
Sites approved for AFS: ***	* **	*	**

AFC Revenue Share
☑ ADSENSE FOR CONTENT (“AFC”)	Percentage	***
Sites approved for AFC: ***	* **	*	**
CURRENCY

☐ AUD	☐ JPY
☐ CAD	☐ KRW
☐ EUR	☑ USD
☐ GBP	☐ Other

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GoogleInc.;GoogleServicesAgreement;v2.1;March2011

          This Google Services Agreement (“Agreement”) is entered into by Google Inc. (“Google”) and Local.com Corporation (“Company”) and is effective as of the Effective Date.
1. Definitions. In this Agreement:
     1.1. “Ad” means an individual advertisement provided through the applicable Advertising Service.
     1.2. “***” means, for each of the Advertising Services, for any period during the Term, the *** (listed on the front pages of this Agreement) of ***.
     1.3. “Ad Revenues” means, for each of the Advertising Services, for any period during the Term, revenues that are *** by Google and attributed to Ads in that period.
     1.4. “Ad Set” means a set of one or more Ads.
     1.5. “Advertising Services” means the advertising services selected on the front page of this Agreement.
     1.6. “***” means ***.
     1.7. “Affiliate” of a party means any corporate entity that directly or indirectly controls, is controlled by or is under common control with that party.
     1.8. “Brand Features” means each party’s trade names, trademarks, logos and other distinctive brand features.
     1.9. “Company Content” means any content served to End Users that is not provided by Google.
     1.10. “Confidential Information” means information disclosed by (or on behalf of) one party to the other party under this Agreement that is marked as confidential or would normally be considered confidential under the circumstances in which it is presented. It does not include information that the recipient already knew, that becomes public through no fault of the recipient, that was independently developed by the recipient, or that was lawfully given to the recipient by a third party.
     1.11. “End Users” means individual human end users of a Site.
     1.12. “***” means any *** that are the *** other than those ***. For clarity, any *** in the first sentence of this Section 1.12 are *** Section 4 below.
     1.13. “Google Branding Guidelines” means the brand treatment guidelines applicable to the Services and located at the following *** (or a different URL Google may provide to Company from time to time).
     1.14. “***” means the *** and as provided by Google to Company from time to time.
     1.15. “Intellectual Property Rights” means all copyrights, moral rights, patent rights, trademarks, rights in or relating to Confidential Information and any other intellectual property or similar rights (registered or unregistered) throughout the world.
     1.16. “***” means, for each of the Advertising Services, for any period during the Term, *** for that period *** for that period.

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     1.17. “Request” means a request from Company or an End User (as applicable) to Google for a Search Results Set and/or an Ad Set (as applicable).
     1.18. “Results” means Search Results Sets, Search Results, Ad Sets or Ads.
     1.19. “Results Page” means any Site page which contains any Results.
     1.20. “Search Box” means a search box into which End Users enter search queries.
     1.21. “***” means a *** on the Site by an End User or, if approved by Google, *** that *** on the Sites and that *** that displays ***, or other means approved by Google.
     1.22. “Search Result” means an individual search result provided through the applicable Search Service.
     1.23. “Search Results Set” means a set of one or more Search Results.
     1.24. “Search Services” means the search services selected on the front pages of this Agreement.
     1.25. “Services” means the Advertising Services and/or Search Services (as applicable).
     1.26. “Site(s)” means the Web site(s) located at the URL(s) listed on the front pages of this Agreement, *** from time to time under subsection *** below.
2. Launch, Implementation and Maintenance of Services.
     2.1. Launch. The parties will each *** to ***. Company will not launch its implementation of the Services into live use, and this implementation will not be payable by Google, until Google has approved the implementation in writing, which approval will not be unreasonably withheld or delayed.
     2.2. Implementation and Maintenance
          (a) For the remainder of the Term, Google will make available and Company will implement and maintain each of the Services on each of the Sites.
          (b) Company will ensure that Company:
               (i) is the technical and editorial decision maker in relation to each page, including Results Pages, on which the Services are implemented; and
               (ii) has control over the way in which the Services are implemented on each of those pages.
          (c) Company will ensure that the Services are implemented and maintained in accordance with:
               (i) the applicable Google Branding Guidelines;
               (ii) the applicable Google Program Guidelines;
               (iii) the mock ups and specifications for the Services included in the exhibits to this Agreement; and

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               (iv) Google technical protocols (if any) and any other technical requirements and specifications applicable to the Services that are provided to Company by Google from time to time.
          (d) Company will *** for each ***.
          (e) Company will ensure that every AFS Request is generated by a Search Query and every AFS Request contains the Search Query that generated that Request.
          (f) Google will, upon receiving a Request sent in compliance with this Agreement, provide a Search Results Set and/or an Ad Set (as applicable) when available. Company will then display the Search Results Set and/or Ad Set (as applicable) on the applicable Site.
          (g) Company will ensure that at all times during the applicable Term, Company has a *** to the Site(s) and that this ***:
               (i) ***; and
               (ii) includes ***.
3. Policy and Compliance Obligations.
     3.1 Policy Obligations. Company will not, and will not knowingly or negligently allow any third party to:
          (a) modify, obscure or prevent the display of all, or any part of, any Results;
          (b) edit, filter, truncate, append terms to or otherwise modify any Search Query;
          (c) implement any click tracking or other monitoring of Results;
          (d) display any Results in pop-ups, pop-unders, exit windows, expanding buttons, animation or other similar methods;
          (e) interfere with the display of or frame any Results Page or any page accessed by clicking on any Results;
          (f) display any content between any Results and any page accessed by clicking on those Results or place any interstitial content immediately before any Results Page containing any Results;
          (g) *** in connection with any Results or Ad revenue;
          (h) directly or indirectly, (i) offer incentives to End Users to generate Requests or clicks on Results, (ii) fraudulently generate Requests or clicks on Results or (iii) modify Requests or clicks on Results;
          (i) “crawl”, “spider”, index or in any non-transitory manner store or cache information obtained from the Services (including Results); and
          (j) display on any Site, any content that violates or encourages conduct that would violate the Google Program Guidelines, Google technical protocols and any other technical requirements and specifications applicable to the Services that are provided to Company by Google from time to time.
     3.2 Compliance Obligations. Company will not knowingly or negligently allow any use of or access to the Services through any Site which is not in compliance with the terms of this

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Agreement. Company will use commercially reasonable efforts to monitor for any such access or use and will, if any such access or use is detected, take all reasonable steps requested by Google to disable this access or use. If Company is not in compliance with this Agreement at any time, Google may, with notice to Company, suspend provision of all (or any part of) the applicable Services until Company implements adequate corrective modifications as reasonably required and determined by Google.
4. ***. If for ***, Company *** and will *** on the applicable Results Pages so that ***. For clarity, this Section 4 does *** provided to Company for display on the Sites *** where such *** and ***.
5. Changes and Modifications.
     5.1. By Google. If Google modifies the Google Branding Guidelines, Google Program Guidelines or the Google technical protocols and the modification requires action by Company, Company will take the necessary action *** from receipt of notice from Google. If requested, *** that may arise as Company implements these modifications. *** the specific Service impacted by the modification.
     5.2. By Company
          (a) Company will provide Google with *** notice of any change in code or serving technology that could reasonably be expected to affect the delivery or display of any Results.
     5.3. Site List Changes
          (a) Company may notify Google from time to time that it wishes to add or remove URL(s) to those comprising the Site(s) by sending notice to Google *** Company wishes the addition or deletion to take effect. Google may approve or disapprove the request in its reasonable discretion, this approval or disapproval to be in writing.
          (b) If there is *** any Site (such that the conditions set out in Section *** are not met):
               (i) Company will provide notice to Google *** the change; and
               (ii) unless the entire Agreement is *** the Site in compliance with Section *** below, from the ***, that ***. Company will ensure that from that date, the *** on that Site.
6. Intellectual Property.
Except to the extent expressly stated otherwise in this Agreement, neither party will acquire any right, title or interest in any Intellectual Property Rights belonging to the other party, or to the other party’s licensors.
7. Brand Features.
     7.1. Google grants to Company a non-exclusive and non-sublicensable license during the Term to use the Google Brand Features solely to fulfill Company’s obligations in connection with the Services in accordance with this Agreement and the Google Branding Guidelines. Google may revoke this license at any time upon notice to Company. Any goodwill resulting from the use by Company of the Google Brand Features will belong to Google.
     7.2. *** if requested by Company.
     7.3. ***.

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8. Payment.
     8.1. Advertising Services
          (a) For each applicable Advertising Service, Google will pay Company an amount equal to the Revenue Share Percentage (listed on the front pages of this Agreement) *** attributable to a calendar month. This *** following the calendar month in which the applicable Ads were displayed.
          (b) *** under this Agreement will be based on *** which may be ***.
     8.2. All Services
          (a) As between Google and Company, Google is *** (if any) associated with the *** in connection with Ads displayed on the Sites. Company is *** (if any) ***, other than *** based on ***. *** to Company from Google in relation to the Services will be *** (if applicable) and will not be ***. If Google is obligated to *** from its *** to Company, Google will notify Company of this and will make the ***. Google will provide Company with original or certified copies of *** (or other sufficient evidence of ***) if any of these payments are made by Google.
          (b) *** specified in this Agreement and made *** notified to the *** party by the other party for that purpose. The party *** will be responsible for ***.
          (c) In addition to other rights and remedies Google may have, Google may *** any *** to Company that Google may *** under this Agreement *** to Google and not *** by Company under this Agreement *** Company and Google, provided that Company’s *** to Google under such other ***. Google may also *** under this Agreement, or require Company to *** of any ***, any *** Google may have *** to Company in prior periods.
9. Warranties; Disclaimers.
     9.1. Warranties. Each party warrants that (a) it has full power and authority to enter into this Agreement; and (b) entering into or performing under this Agreement will not violate any agreement it has with a third party.
     9.2. Disclaimers. Except as expressly provided for in this Agreement and to the maximum extent permitted by applicable law, NEITHER PARTY MAKES ANY WARRANTY OF ANY KIND, WHETHER IMPLIED, STATUTORY, OR OTHERWISE AND DISCLAIMS, WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR USE, AND NONINFRINGEMENT.
10. Indemnification.
     10.1. By Company. Company will indemnify, defend, and hold harmless Google from and against all liabilities, damages, and costs (including settlement costs) arising out of a third party claim: ***.
     10.2. By Google. Google will indemnify, defend, and hold harmless Company from and against all liabilities, damages, and costs (including settlement costs) arising out of a third party claim: ***.
     10.3. General. The party seeking indemnification will promptly notify the other party of the claim and cooperate with the other party in defending the claim. The indemnifying party has full control and authority over the defense, except that any settlement requiring the party seeking indemnification to admit liability or to pay any money will require that party’s prior written consent, such consent not to be unreasonably withheld or delayed. The other party may join in the defense

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with its own counsel at its own expense. THE INDEMNITIES IN SUBSECTIONS 10.1(a) and 10.2(a) ARE THE ONLY REMEDY UNDER THIS AGREEMENT FOR ***.
11. Limitation of Liability.
     11.1. Limitation
          (a) NEITHER PARTY WILL BE LIABLE UNDER THIS AGREEMENT FOR LOST REVENUES OR INDIRECT, SPECIAL, INCIDENTAL, CONSEQUENTIAL, EXEMPLARY, OR PUNITIVE DAMAGES, EVEN IF THE PARTY KNEW OR SHOULD HAVE KNOWN THAT SUCH DAMAGES WERE POSSIBLE AND EVEN IF DIRECT DAMAGES DO NOT SATISFY A REMEDY.
          (b) NEITHER PARTY WILL BE LIABLE UNDER THIS AGREEMENT FOR MORE THAN ***.
     11.2. Exceptions to Limitations. These limitations of liability do not apply to breaches of *** contained in this Agreement, *** by the other party *** contained in this Agreement.
12. Confidentiality; PR.
     12.1. Confidentiality. The recipient of any Confidential Information will not disclose that Confidential Information, except to Affiliates, employees, and/or agents who need to know it and who have agreed in writing to keep it confidential. The recipient will ensure that those people and entities use Confidential Information only to exercise rights and fulfill obligations under this Agreement and keep the Confidential Information confidential. The recipient may also disclose Confidential Information when required by law after giving the discloser reasonable notice and the opportunity to seek confidential treatment, a protective order or similar remedies or relief prior to disclosure. ***.
     12.2. ***.
          (a) ***, Google may *** by Google under this subsection 12.2(a) will be subject to the terms of the *** located at the following URL: *** (or a different URL Google may provide to Company from time to time).
     12.3. PR. Neither party will issue any public statement regarding this Agreement without the other party’s prior written approval.
13. Term and Termination.
     13.1. Term. The term of this Agreement is the Term stated on the front pages of this Agreement, unless earlier terminated as provided in this Agreement.
     13.2. Termination.
          (a) Either party may terminate this Agreement with notice if the other party is in material breach of this Agreement:
               (i) where the breach is incapable of remedy;
               (ii) where the breach is capable of remedy and the party in breach fails to remedy that breach *** receiving notice from the other party; or
               (iii) *** if the previous breaches were remedied.

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          (b) In addition *** above, each party will have the right *** by providing a *** notice to the other party.
          (c) Google may, *** to Company, *** Company to *** AFC from any Site or set of pages on a Site on which *** for the previous calendar month.
          (d) Google reserves the right to *** of any Services that are ***. If any *** of a Service under this subsection 13.2(d) ***, Company *** this Agreement upon notice to Google.
          (e) Upon the expiration or termination of this Agreement for any reason:
               (i) all rights and licenses granted by each party will cease immediately; and
               (ii) if requested, each party will use commercially reasonable efforts to promptly return to the other party, or destroy and certify the destruction of, all Confidential Information disclosed to it by the other party.
14. Miscellaneous.
     14.1. Compliance with Laws. Each party will comply with all applicable laws, rules, and regulations in fulfilling its obligations under this Agreement.
     14.2. Notices. All notices will be in writing and addressed to the attention of the other party’s Legal Department and primary point of contact. Notice will be deemed given (a) when verified by written receipt if sent by personal courier, overnight courier, or mail; or (b) when verified by automated receipt or electronic logs if sent by facsimile or email.
     14.3. Assignment. Neither party may assign or transfer any part of this Agreement without the written consent of the other party, except to an Affiliate but only if (a) the assignee agrees in writing to be bound by the terms of this Agreement and (b) the assigning party remains liable for obligations under this Agreement. Any other attempt to transfer or assign is void.
     14.4. ***. Upon the earlier of *** the party *** the *** will provide notice to the other party promptly, but ***, after the *** of the ***. The other party may *** by sending notice to the party *** the *** and the *** upon the *** delivery of the *** of the ***.
     14.5. Governing Law. This Agreement is governed by California law, excluding California’s choice of law rules. FOR ANY DISPUTE ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE PARTIES CONSENT TO PERSONAL JURISDICTION IN, AND THE EXCLUSIVE VENUE OF, THE COURTS IN SANTA CLARA COUNTY, CALIFORNIA.
     14.6. Equitable Relief. Nothing in this Agreement will limit either party’s ability to seek equitable relief.
     14.7. Entire Agreement; Amendments. This Agreement is the parties’ entire agreement relating to its subject and supersedes any prior or contemporaneous agreements on that subject. Any amendment must be in writing signed by both parties and expressly state that it is amending this Agreement.
     14.8. No Waiver. Failure to enforce any provision will not constitute a waiver.
     14.9. Severability. If any provision of this Agreement is found unenforceable, the balance of this Agreement will remain in full force and effect.

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     14.10. Survival. The following sections of this Agreement will survive any expiration or termination of this Agreement: 6 (Intellectual Property), 10 (Indemnification), 11 (Limitation of Liability), 12 (Confidentiality; PR) and 14 (Miscellaneous).
     14.11. Independent Contractors. The parties are independent contractors and this Agreement does not create an agency, partnership, or joint venture.
     14.12. No Third Party Beneficiaries. There are no third-party beneficiaries to this Agreement.
     14.13. Force Majeure. Neither party will be liable for inadequate performance to the extent caused by a condition (for example, natural disaster, act of war or terrorism, riot, labor condition, governmental action, and Internet disturbance) that was beyond the party’s reasonable control.
     14.14. Counterparts. The parties may execute this Agreement in counterparts, including facsimile, PDF or other electronic copies, which taken together will constitute one instrument.
     Signed:

Google		Company

By:	/s/ Nikesh Arora	By:	/s/ Heath B. Clarke
Print Name: Nikesh Arora		Print Name: Heath B. Clarke
Title: President, Global Sales and Business Development		Title: CEO
Date: 6/30/2011		Date: 6/30/2011

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EXHIBIT A
***.

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